                                                               Exhibit 1

                                    EXHIBIT 1
                                    ---------


                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13G
                  --------------------------------------------

Each of the undersigned hereby affirms that it is individually eligible to use
Schedule 13G, and agrees that this Schedule 13G is filed on its behalf.


Date: May 9, 1997

                      THE TRAVELERS INDEMNITY COMPANY



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title:  Assistant Secretary


                      TRAVELERS PROPERTY CASUALTY CORP.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Assistant Secretary



                      THE TRAVELERS INSURANCE GROUP INC.



                      By: /s/ Marla A. Berman
                         --------------------------------------------
                         Name:  Marla A. Berman
                         Title: Assistant Secretary



                      PFS SERVICES, INC.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Vice President and Assistant Secretary


                      ASSOCIATED MADISON COMPANIES, INC.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Vice President and Assistant Secretary


                      TRAVELERS GROUP INC.



                      By: /s/ Stephanie B. Mudick
                         --------------------------------------------
                         Name:  Stephanie B. Mudick
                         Title: Assistant Secretary